COLUMBIA ACORN TRUST

Supplement dated April 1, 2019

to the Prospectus dated May 1, 2018, as supplemented,

for the each of the following Funds (each a “Fund”):

Columbia Acorn Fund

Columbia Acorn International

Columbia Acorn International Select

Columbia Acorn Select

Columbia Acorn USA

Columbia Thermostat Fund

Columbia Acorn Emerging Markets Fund

Columbia Acorn European Fund

(1)

Effective May 1, 2019, the information under the heading “Telephone Transactions - Direct-at-Fund Accounts” in the section entitled “Buying, Selling and Exchanging Shares - Opening an Account and Placing Orders” in each Fund’s prospectus is hereby superseded and replaced with the following:

Telephone Transactions – Direct-at-Fund Accounts

For Class A, Class C, Class Inst, Class Inst3 and Class R shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

The rest of the section remains the same.

(2)

Effective May 1, 2019, the information under the heading “Wire Transactions - Direct-at-Fund Accounts” in the section entitled “Buying, Selling and Exchanging Shares - Opening an Account and Placing Orders” in each Fund’s prospectus is hereby superseded and replaced with the following:

Wire Transactions – Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and Class R shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.

The rest of the section remains the same.

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